UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 17, 2007
Champion Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 340-9090

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Due to technical difficulties during the October 17, 2007 conference call hosted by Champion Enterprises, Inc. (the “Company”) to discuss its third quarter financial results, callers initially were not able to submit questions to the Company during the question and answer portion of the call. After correcting the technical problems, the call was reconvened with many, although not all, of the callers who initially participated in the call, and the normal question and answer portion of the call was held. Accordingly, the Company has filed with this Form 8-K a complete transcript of the conference call including the delayed question and answer portion of the call.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
99.1	Transcript of October 17, 2007 Conference Call of Champion Enterprises, Inc. Discussing Third Quarter Financial Results

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ Phyllis A. Knight
Phyllis A. Knight, Executive Vice President and
Chief Financial Officer

Date: October 18, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Transcript of October 17, 2007 Conference Call of Champion Enterprises, Inc. Discussing Third Quarter Financial Results